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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                  FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 7, 1999

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                          ORBITAL SCIENCES CORPORATION


        DELAWARE                   0-18287                     06-1209561
(State of incorporation)   (Commission File Number)   (I.R.S. Employer I.D. No.)


                            21700 ATLANTIC BOULEVARD
                             DULLES, VIRGINIA 20166
                                 (703) 406-5000
                          (Address and telephone number
                         of principal executive offices)

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                               EXPLANATORY NOTE
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        Orbital Sciences Corporation hereby amends Item 7(c) of
its Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 24, 1999 to add the exhibits referenced below.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)    Financial Statements of Businesses Acquired.

              The required financial statements will be filed by amendment.

        (b)    Pro Forma Financial Information.

              The required pro forma financial information will be filed by amendment.

        (c)    Exhibits.

              The following exhibits are filed herewith:

        10.1 Asset Acquisition Agreement dated as of March 18, 1999 between MacDonald, Dettwiler and Associates Ltd. ("MDA") and Spar Aerospace Limited ("Spar").

        10.2 Promissory Note dated May 7, 1999 from MacDonald, Dettwiler Space and Advanced Robotics Ltd. in favor of Spar.

        10.3 Guaranty dated May 7, 1999 from Orbital Sciences Corporation and MDA in favor of Spar.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ORBITAL SCIENCES CORPORATION

Date:  May 27, 1999                         By:      /s/ Jeffrey V. Pirone
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                                                Jeffrey V. Pirone
                                                Executive Vice President and
                                                 Chief Financial Officer


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